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                                  EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS



We consent to the use in this Amendment No. 4 to the Form SB-2 of National Scientific Corporation of our report dated December 1, 2000 and August 13, 2001.



/s/ Hurley & Company

Hurley & Company
Granada Hills, California
September 13, 2001